UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of Earliest Event Reported)

September 24, 2013

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

110 N. Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)  (Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

On September 24, 2013, General Growth Properties, Inc. (the “Company”) posted information that will be used in connection with investor meetings on the investment section of the Company’s website at www.ggp.com and also furnished the materials herewith as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

	By:	/s/ Stacie L. Herron
Stacie L. Herron, Vice President and Secretary

Date: September 24, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation